Retirement Plan	12 Months Ended
Dec. 31, 2024
Retirement Benefits [Abstract]
Retirement Benefits [Text Block]
8.  Retirement Plan
The Company sponsors a 401(k) plan for eligible employees. All full-time employees of the Company are eligible to participate in the plan after thirty days of employment with employer contributions vesting after two years of employment. The maximum matching percentage for the years ended December 31, 2023 and 2024, was 3.5% of participant contributions. The Company made matching contributions for the years ended December 31, 2023 and 2024 in the amount of $4,556 and $5,075, respectively. These contributions are recorded to selling, general, and administrative expenses or cost of goods sold on the consolidated statements of operations, dependent on the nature of each employee’s responsibilities.